united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/16

ITEM 1. REPORTS TO SHAREHOLDERS.

Redwood Managed Volatility Fund

Advised by Redwood Investment Management, LLC

Annual Report

October 31, 2016

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Redwood Managed Volatility Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

T: 1-855-RED-FUND (733-3863) | www.redwoodmutualfund.com

Annual Letter to Shareholders, October 31, 2016:

Dear Shareholder,

The Redwood Managed Volatility Fund (“the Fund”) returns over the past year (from October 31, 2015 to October 31, 2016) were:

Y share (transaction fee, advisor share class, RWDYX):	+9.82%
I share (transaction fee, institutional share class, RWDIX):	+9.72%
N share (no transaction fee share class, RWDNX):	+9.51%

*	Source: Gemini Fund Services.

The Fund is designed for conservative investors seeking limited drawdowns, while still seeking to achieve satisfying total returns over a market cycle (defined as a bull and bear market).

Stronger Performance Following Muted Previous Year

The Redwood Managed Volatility Fund, due to its tactical nature, tends to have non-linear performance (extended periods of lower returns followed by extended periods of higher returns and vice versa). As we have often seen, bear markets can set the stage for bull market rallies.

This process played out over the past two years. Last year’s returns were muted as oil prices plummeted and volatility skyrocketed. The Fund was on the sidelines in a “risk-off” position from December of 2015 to February of 2016. In February, the Fund reentered the markets and participated in a majority of the upside in the high yield corporate bond asset class. The Fund’s trailing 12-month performance was above 9.5% with a monthly standard deviation of less than 1.2%, in all share classes (sources: Gemini, Fasttrack).

Market Activity

Improving sentiment in the distressed space, coupled with relatively high yields and the potential for equity-like returns, led to a rise in high-yield corporate bond prices. In the second quarter, the “Brexit” vote (an abbreviation for “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union) briefly exhibited strong downward pressure on “risk” markets as uncertainty spread across the globe. The third quarter began with a strong reversal, as the S&P 500 Index reached record levels in June and July.

Despite the equity rally, a “flight-to-safety” trend continued to persist into September. Year-to-date (as of 9/26/16), global equities saw approximately $83 billion of outflows, while global fixed-income saw $180 billion of inflows. Investment grade corporate bonds saw strong inflows as a result.

The return and risk profile in investment grade bonds may be as stressed as ever. As of September, the Barclays U.S. Aggregate Bond Index was trading at a premium above par. Additionally, there is significant interest rate risk (as yields rise, bond values drop), with low starting yields and a 0.91 correlation to the U.S. 10-Year Treasury (source: JP Morgan, as of 9/30/16). As yields drop, a typical traditional fixed-income fund may be trying to make up the difference by increasing their durations. The yield per unit of duration for the Barclays U.S. Aggregate Bond Index is drastically lower – a trend that can persist.

Implications of Emotional, Short-term, Investing

Volatile markets are challenging for investors, and typically lead to a higher potential for emotional investing. In our experience, the historical patterns of investor anxiety become most prevalent during periods of heightened volatility (akin to the late 90’s or mid 2000’s). Investors’ expectations can easily shift based on perceptions that are shaped by the current investment climate and what is perceived to be working now, rather than thinking ahead. We encourage conservative investors to think about longer-term goals and investable options given their risk constraints. As such, we would like to modify the old investment management adage of “stay the course”. We believe investors should “stay the course,” but only if someone is steering.

At Redwood, we believe having an allocation towards a non-traditional, tactical, and drawdown-focused manager during times of uncertainty and heightened anxiety serves a purpose in an investment portfolio. Our quantitative strategy seeks to minimize discretionary biases when determining making allocation decisions. We believe that any investment strategy that has a goal of protecting against significant loss of principal must have a mechanism that seeks to sidestep unfavorable investment environments.

We encourage you to talk with your financial advisor or visit us online at www.redwoodmutualfund.com. Thank you for your continued trust.

Sincerely,

Michael Messinger

Principal & Co-Portfolio Manager

Redwood Investment Management, LLC

Past performance is not necessarily indicative of future results. There can be no guarantee that any objectives listed above will be met. NLD code 3904-NLD-12/27/2016.

Redwood Managed Volatility Fund

PORTFOLIO REVIEW

October 31, 2016 (Unaudited)

The Fund's performance figures* for the periods ended October 31, 2016, compared to its benchmark:

	One Year	Since Inception(a)
Class I	9.72%	3.40%
Class N	9.51%	3.18%
Class Y	9.82%	3.58%
BofA ML 3-5 Yr Treasury Index (b)	2.38%	2.24%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.17% for Class I shares, 2.43% for Class N shares, and 1.94% for Class Y shares per the February 29, 2016 prospectus. The Fund's investment adviser has contractually agreed to reduce its fee and/or absorb expenses of the Fund, at least until March 1, 2017, to ensure that the net annual fund operating expenses will not exceed 1.74%, 1.99%, and 1.50% of Class I, Class N and Class Y shares, respectively. Each waiver on reimburesment by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. For performance information current to the most recent month-end, please call toll-free 1-855-733-3863.

(a)	Redwood Managed Volatility Fund commenced operations on December 19, 2013.

(b)	BofA Merrill Lynch 3-5 Year Treasury Index is an unmanaged index which includes U.S. Treasury securities with maturities of 3 to 4.99 years. The index is produced by Bank of America Merrill Lynch, Pierce, Fenner & Smith, Inc. Investors can not invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

PORTFOLIO ANALYSIS
October 31, 2016
Percent of
Net Assets
Mutual Funds	77.2%
Exchange Traded Funds	1.2%
Cash and Other Assets Less Liabilities	21.6%
Total	100.0%

Redwood Managed Volatility Fund
PORTFOLIO OF INVESTMENTS
October 31, 2016

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 1.2%
92,644	Peritus High Yield ETF	$3,225,012
	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,009,590)

	MUTUAL FUNDS - 77.2%
	DEBT FUNDS - 77.2%
835,792	BlackRock Funds II - Floating Rate Income Portfolio - Institutional Shares	8,491,642
7,534,068	BlackRock High Yield Portfolio - Institutional Shares *	57,108,239
591,716	Credit Suisse Floating Rate High Income Fund - Class I	4,000,000
845,547	Eaton Vance Floating-Rate Fund - Class I	7,500,000
4,403,858	First Investors Fund for Income - Advisor Class	10,877,530
770,020	Goldman Sachs High Yield Floating Rate Fund - Institutional Shares	7,492,300
1,369,664	Metropolitan West High Yield Bond Fund - Class I	12,915,928
1,512,302	Payden High Income Fund - Institutional Shares	9,769,469
4,434,626	PIMCO High Yield Fund - Institutional Shares *	38,936,018
1,985,377	PIMCO High Yield Spectrum Fund - Institutional Shares *	19,377,275
1,032,371	Principal Preferred Securities Fund - Institutional Shares	10,550,831
238,096	Salient Select Income Fund - Institutional Shares	5,730,969
2,340,447	SEI Institutional Investment Trust - High Yield Bond Fund - Class A	20,923,600
	TOTAL MUTUAL FUNDS (Cost - $201,267,840)	213,673,801

	TOTAL INVESTMENTS - 78.4% (Cost - $204,277,399) (a)	$216,898,813
	CASH AND OTHER ASSETS LESS LIABILITIES - 21.6%	59,933,367
	TOTAL NET ASSETS - 100.0%	$276,832,180

ETF - Exchange Traded Fund

*	All or portion of this security is segregated as collateral for swaps.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $204,308,509 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$131,082,047
Unrealized depreciation:	(118,491,743)
Net unrealized appreciation:	$12,590,304

The accompanying notes are an integral part of these financial statements.

Redwood Managed Volatility Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2016

Unrealized
Depreciation
SCHEDULE OF SWAPS
LONG EQUITY SWAP CONTRACTS - 0.1%
Total return swap with Barclays Bank. The swap provides exposure to the total returns on a basket of mutual funds that is calculated on a daily basis. Under the terms of the swap, the Adviser has the ability to periodically adjust the notional level of the swap. The swap was effective on July 3, 2014 and is reset on a monthly basis. The swap has a term of three years therefrom unless earlier terminated. In addition, the Fund will receive the total return on the basket of mutual funds, including dividends and provide a fee to Barclays Bank, in the amount of LIBOR + 120 bps (Notional Amount $118,165,390)	$(23,000)
TOTAL LONG EQUITY SWAP CONTRACTS	$(23,000)

The following table represents the individual long postions and related values of equity securities underlying the total return swap with Barclays Bank:

Security	Shares	Value
Lord Abbett Bond-Debenture Fund	5,765,233	$45,487,686
Lord Abbett High Yield Fund	3,960,197	29,701,476
Credit Suisse Floating Rate High Income Fund	2,385,037	16,075,148
Victory Floating Rate Fund	1,131,982	10,923,624
Nuveen Symphony Floating Rate Income Fund	810,216	15,977,456
Total		$118,165,390

The accompanying notes are an integral part of these financial statements.

Redwood Managed Volatility Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

Assets:
Investments in Securities:
At Cost	$204,277,399
At Value	216,898,813
Cash	59,339,753
Collateral Cash for Swaps	8,046
Dividends and Interest Receivable	857,808
Receivable for Portfolio Shares Sold	522,473
Prepaid Expenses and Other Assets	45,910
Total Assets	277,672,803

Liabilities:
Accrued Advisory Fees	279,877
Distributions Payable	5,270
Unrealized Depreciation on Swaps	23,000
Payable for Fund Shares Redeemed	473,421
Payable to Related Parties	28,612
Other Accrued Expenses	30,443
Total Liabilities	840,623

Net Assets	$276,832,180

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized; 2,833,773 shares of beneficial interest outstanding)	$44,383,013
Net Asset Value, Offering and Redemption Price Per Share * ($44,383,013/2,833,773 shares of beneficial interest outstanding)	$15.66

Class N Shares:
Net Assets (Unlimited shares of no par value interest authorized; 1,550,412 shares of beneficial interest outstanding)	$24,262,877
Net Asset Value, Offering and Redemption Price Per Share * ($24,262,877/1,550,412 shares of beneficial interest outstanding)	$15.65

Class Y Shares:
Net Assets (Unlimited shares of no par value interest authorized; 13,226,273 shares of beneficial interest outstanding)	$208,186,290
Net Asset Value, Offering and Redemption Price Per Share * ($208,186,290/13,226,273 shares of beneficial interest outstanding)	$15.74

Composition of Net Assets:
At October 31, 2016, Net Assets consisted of:
Paid-in-Capital	$276,127,216
Accumulated Net Investment Income	9,101,541
Accumulated Net Realized Loss from Security Transactions and Swaps	(20,994,991)
Net Unrealized Gain from Security Transactions and Swaps	12,598,414
Net Assets	$276,832,180

*	The Fund charges a 1.00% fee on shares redeemed less than 30 days after the purchase.

The accompanying notes are an integral part of these financial statements.

Redwood Managed Volatility Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2016

Investment Income:
Dividend Income	$10,221,720
Interest Income	75,774
Total Investment Income	10,297,494

Expenses:
Investment Advisory Fees	3,064,804
Administration Fees	156,739
Networking Fees	133,498
Transfer Agent Fees	116,011
Distribution Fees (12b-1) fees	50,053
Fund Accounting Fees	46,677
Registration & Filing Fees	39,528
Custody Fees	26,568
Printing Expense	24,824
Audit Fees	24,056
Legal Fees	24,044
Chief Compliance Officer Fees	22,668
Insurance Expense	21,412
Trustees' Fees	14,979
Miscellaneous Expenses	4,557
Total Expenses	3,770,418
Less: Fees Waived by Adviser	(32,501)
Net Expenses	3,737,917

Net Investment Income	6,559,577

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments and Swaps
Investments	(7,226,097)
Swaps	8,046,198
Net Change in Unrealized Appreciation on:
Investments	12,807,498
Swaps	8,211
Net Realized and Unrealized Gain (Loss) on Investments	13,635,810

Net Increase in Net Assets Resulting From Operations	$20,195,387

The accompanying notes are an integral part of these financial statements.

Redwood Managed Volatility Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Operations:
Net Investment Income	$6,559,577	$3,284,752
Net Realized Loss on Investments and Swaps	820,101	(11,659,878)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps	12,815,709	(1,631,559)
Net Increase (Decrease) in Net Assets Resulting From Operations	20,195,387	(10,006,685)

Distributions to Shareholders From:
Net Invetment Income:
Class I	(821,391)	(560,525)
Class N	(404,080)	(229,163)
Class Y	(4,333,014)	(2,605,198)
Total Distributions to Shareholders	(5,558,485)	(3,394,886)

Capital Transactions:
Class I Shares:
Proceeds from Shares Issued (1,808,727 and 5,075,723 shares, respectively)	26,972,900	75,757,977
Distributions Reinvested (53,012 and 34,810 shares, respectively)	786,998	519,556
Redemption Fee Proceeds	6,445	9,270
Cost of Shares Redeemed (2,325,785 and 3,849,757 shares, respectively)	(33,434,161)	(57,110,514)
Total From Capital Transactions: Class I	(5,667,818)	19,176,289

Class N Shares:
Proceeds from Shares Issued (777,377 and 2,090,205 shares, respectively)	11,548,788	31,302,877
Distributions Reinvested (23,917 and 13,462 shares, respectively)	355,456	200,870
Redemption Fee Proceeds	3,605	4,201
Cost of Shares Redeemed (629,857 and 1,697,508 shares, respectively)	(9,169,306)	(25,125,220)
Total From Capital Transactions: Class N	2,738,543	6,382,728

Class Y Shares:
Proceeds from Shares Issued (6,951,314 and 11,051,085 shares, respectively)	103,249,301	165,458,701
Distributions Reinvested (243,399 and 155,683 shares, respectively)	3,619,668	2,334,037
Redemption Fee Proceeds	33,699	41,766
Cost of Shares Redeemed (8,115,983 and 11,409,035 shares, respectively)	(117,472,281)	(170,102,138)
Total From Capital Transactions: Class Y	(10,569,613)	(2,267,634)

Total Increase (Decrease) in Net Assets	1,138,014	9,889,812

Net Assets:
Beginning of Period	275,694,166	265,804,354
End of Period	$276,832,180	$275,694,166

Accumulated Net Investment Income at End of Period	$9,101,541	$31,211

The accompanying notes are an integral part of these financial statements.

Redwood Managed Volatility Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding through out each period presented.

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	October 31, 2016	October 31, 2015	October 31, 2014 *

Net Asset Value, Beginning of Period	$14.60	$15.28	$15.00
Decrease From Operations:
Net investment income (a)	0.40	0.13	0.22
Net gain (loss) from investments (both realized and unrealized)	1.00	(0.65)	0.35
Total from operations	1.40	(0.52)	0.57

Less Distributions:
From net investment income	(0.34)	(0.16)	(0.29)
Total Distributions	(0.34)	(0.16)	(0.29)

Paid-in-Capital from Redemption Fees (f)	0.00	0.00	0.00

Net Asset Value, End of Period	$15.66	$14.60	$15.28

Total Return (b)	9.72%	(3.39)%	3.83	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$44,383	$48,132	$31,129

Ratio of expenses to average net assets (e)	1.52%	1.73%	1.79	% (c)
Ratio of net investment income to average net assets (g)	2.71%	0.88%	2.58	% (c)
Portfolio turnover rate	111%	519%	358	% (d)

*	Class I commenced operations on December 19, 2013.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include expenses of other investment companies in which the Fund invests.

(f)	Amount is less than 0.005 per share.

(g)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Redwood Managed Volatility Fund - Class N
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding through out each period presented.

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	October 31, 2016	October 31, 2015	October 31, 2014 *

Net Asset Value, Beginning of Period	$14.58	$15.28	$15.00
Decrease From Operations:
Net investment income (a)	0.36	0.10	0.23
Net gain (loss) from investments (both realized and unrealized)	1.01	(0.66)	0.33
Total from operations	1.37	(0.56)	0.56

Less Distributions:
From net investment income	(0.30)	(0.14)	(0.28)
Total Distributions	(0.30)	(0.14)	(0.28)

Paid-in-Capital from Redemption Fees (f)	0.00	0.00	0.00

Net Asset Value, End of Period	$15.65	$14.58	$15.28

Total Return (b)	9.51%	(3.69)%	3.71	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$24,263	$20,107	$14,863

Ratio of expenses to average net assets (e)	1.77%	1.99%	2.04	% (c)
Ratio of net investment income to average net assets (g)	2.46%	0.68%	2.33	% (c)
Portfolio turnover rate	111%	519%	358	% (d)

*	Class N commenced operations on December 19, 2013.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include expenses of other investment companies in which the Fund invests.

(f)	Amount is less than 0.005 per share.

(g)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Redwood Managed Volatility Fund - Class Y
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding through out each period presented.

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	October 31, 2016	October 31, 2015	October 31, 2014 *

Net Asset Value, Beginning of Period	$14.66	$15.32	$15.00
Decrease From Operations:
Net investment income (a)	0.40	0.17	0.39
Net gain (loss) from investments (both realized and unrealized)	1.02	(0.66)	0.22
Total from operations	1.42	(0.49)	0.61

Less Distributions:
From net investment income	(0.34)	(0.17)	(0.29)
Total Distributions	(0.34)	(0.17)	(0.29)

Paid-in-Capital from Redemption Fees (g)	0.00	0.00	0.00

Net Asset Value, End of Period	$15.74	$14.66	$15.32

Total Return (b)	9.82%	(3.25)%	4.10	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$208,186	$207,455	$219,812

Ratio of gross expenses to average net assets (e,f)	1.52%	1.72%	1.79	% (c)
Ratio of net expenses to average net assets (e)	1.50%	1.50%	1.50	% (c)
Ratio of net investment income to average net assets (c,h)	2.69%	1.15%	2.87	% (c)
Portfolio turnover rate	111%	519%	358	% (d)

*	Class Y commenced operations on December 19, 2013.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include expenses of other investment companies in which the Fund invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Amount is less than 0.005 per share.

(h)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Redwood Managed Volatility Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

1.	ORGANIZATION

Redwood Managed Volatility Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund commenced investment operations on December 19, 2013. The investment objective is to seek a combination of total return and prudent management of portfolio downside volatility and downside loss.

The Fund offers Class I, Class N and Class Y shares. All classes are sold at NAV and are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their fees and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation on each underlying exchange-listed security. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party

Redwood Managed Volatility Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Redwood Managed Volatility Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,225,012	$—	$—	$3,225,012
Mutual Funds	213,673,801	—	—	213,673,801
Total Assets	$216,898,813	$—	$—	$216,898,813
Liabilities
Derivatives
Swaps*	$—	$23,000	$—	$23,000
Total Liabilities	$—	$23,000	$—	$23,000

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Levels during the year. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

*	Cumulative depreciation of swap contracts is reported in the above table.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. The Fund’s obligations are accrued daily and offset by any amounts owed to the Fund.

The Fund maintains a control account with the value of the collateral to be not less than 25% of an Equity Notional Amount (notional being value of swap +/- amount owed to Barclays Bank for that month). As of October 31, 2016 the notional value of the swap was $118,165,384. The maximum risk of loss is the cash flows to be received from the counterparty until next valuation date (not the contract’s remaining life), which is monthly. The average notional value of the basket swaps that the Fund invested in during the year ended October 31, 2016 was $85,342,652.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of October 31, 2016:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Equity	Unrealized depreciation on swaps

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of October 31, 2016:

Liabilities Derivatives Investment Value
Derivative Investment Type	Equity
Swaps	$(23,000)

Redwood Managed Volatility Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended October 31, 2016:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity	Net realized gain (loss) on swaps
Net change in unrealized appreciation (depreciation) on swaps

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended October 31, 2016:

Realized gain/(loss) on derivatives recognized in the Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Equity Risk	October 31, 2016
Swaps	$8,046,198	$8,046,198
	$8,046,198	$8,046,198

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Equity Risk	October 31, 2016
Swaps	$8,211	$8,211
	$8,211	$8,211

The notional value of the derivative instruments outstanding as of October 31, 2016 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets – The following tables present the Fund’s asset and liability derivatives available for offset under a master netting arrangement net of collateral pledged as of October 31, 2016.

Gross Amounts Not Offset in the
Liabilities				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts of	Offset in the	Liabilities Presented in
	Recognized Assets	Statement of Assets &	the Statement of	Financial	Cash Collateral
Description	(Liabilities) (1)	Liabilities	Assets & Liabilities	Instruments (2)	Pledged	Net Amount
Swaps	$(23,000)	$—	$(23,000)	$(23,000)	$8,046	$(14,954)
Total	$(23,000)	$—	$(23,000)	$(23,000)	$8,046	$(14,954)

(1)	Swap contracts at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Market Risk – The Fund’s investments in financial instruments and derivatives expose it to various risks such as, but not limited to, interest rate, foreign currency and equity risk.

Redwood Managed Volatility Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

Equity Risk – The market value of equities, such as common stocks or equity related investments, such as futures and options, may decline due to general market conditions, such as political or macroeconomic factors. Additionally, equities may decline in value due to specific factors affecting a related industry or industries. Each equity security and equity related investments generally have greater market price volatility than fixed income securities. The Advisor manages equity risk through its investments in swaps.

Exchange Traded Funds – The Funds may invest in exchange traded funds ("ETFs"). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years October 31, 2014 to October 31, 2015, or expected to be taken in the Fund’s October 31, 2016 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended October 31, 2016 amounted to $204,542,645 and $262,885,740, respectively.

Redwood Managed Volatility Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

4.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Redwood Investment Management, LLC serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (The “Waiver Agreement”), until at least March 1, 2017, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.74%, 1.99%, and 1.50% of the Fund’s average daily net assets for Class I, Class N, and Class Y shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.74%, 1.99%, and 1.50% of average daily net assets attributable to Class I, Class N, and Class Y shares, respectively the Advisor shall be entitled to be reimbursed by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.74%, 1.99% and 1.50% of average daily net assets for Class I, Class N and Class Y shares, respectively. If Fund Operating Expenses attributable to Class I, Class N, and Class Y shares subsequently exceed 1.74%, 1.99% and 1.50% per annum of the average daily net assets, the reimbursements shall be suspended. During the year ended October 31, 2016, the Advisor has reimbursed the Fund $32,501. Cumulative expenses subject to recapture will expire on October 31 of the following years:

2017	$316,603
2018	$508,041
2019	$32,501
Total	$857,145

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class N and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. During the year ended October 31, 2016, Class N paid $50,053 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class I, Class N, and Class Y shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Redwood Managed Volatility Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended October 31, 2016, the Fund assessed $6,445 on Class I shares, $3,605 on Class N shares, and $33,699 on Class Y shares in redemption fees.

6.	DISTRIBUTION TO SHAREHOLDERS & TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2016	October 31, 2015
Ordinary Income	$5,558,485	$3,388,871
Long-Term Capital Gain	—	—
Return of Capital	—	6,015
	$5,558,485	$3,394,886

As of October 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed		Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Late	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$9,078,541	$—	$—	$(20,963,881)	$—	$12,590,304	$704,964

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the mark to market treatment of swaps and tax deferral of losses on wash sales.

At October 31, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non- Expiring	Non- Expiring
Short-Term	Long-Term	Total
$20,963,881	$—	$20,963,881

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions, the book/tax basis treatment of swaps and adjustments for non-deductible expenses, resulted in reclassifications for the period ended October 31, 2016 as follows:

Redwood Managed Volatility Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains(Loss)
$(23,040)	$8,069,238	$(8,046,198)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP Grant Thornton Tower 171 N. Clark Street, Suite 200 Chicago, IL 60601-3370 T 312.856.0200 F 312.565.4719 www.GrantThornton.com

Board of Trustees and Shareholders
Redwood Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Redwood Managed Volatility Fund (a fund in the Two Roads Shared Trust) (the “Fund”) as of October 31, 2016, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets for the year ended October 31, 2015, and financial highlights for the year ended October 31, 2015 and for the period December 19, 2013 (commencement of operations) though October 31, 2014 were audited by other auditors whose report thereon dated December 29, 2015, expressed an unqualified opinion on the financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Redwood Managed Volatility Fund as of October 31, 2016, and the results of its operations, changes in its net assets and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 29, 2016

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

Redwood Managed Volatility Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2016

As a shareholder of Redwood Managed Volatility Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Redwood Managed Volatility Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Redwood Managed Volatility Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	5/1/16	10/31/16	5/1/16 - 10/31/16	5/1/16 - 10/31/16
Class I	$ 1,000.00	$ 1,068.20	$ 7.90	1.52%
Class N	1,000.00	1,067.00	9.20	1.77%
Class Y	1,000.00	1,068.60	7.80	1.50%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period
(5% return before expenses)	5/1/16	10/31/16	5/1/16 - 10/31/16	5/1/16 - 10/31/16
Class I	$ 1,000.00	$ 1,017.50	$ 7.71	1.52%
Class N	1,000.00	1,016.24	8.97	1.77%
Class Y	1,000.00	1,017.60	7.61	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Redwood Managed Volatility Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2016

Approval of Advisory Agreement – Redwood Managed Volatility Fund

At a meeting held on July 19, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), including each of the Independent Trustees, including all of those trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act), considered the approval of an investment advisory agreement (the “Agreement”) between Redwood Investment Management, LLC (“Redwood” or the “Adviser”) and the Trust, on behalf of the Redwood Managed Volatility Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by Redwood; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of the Fund as compared to other funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from Redwood. During the Meeting, the Board was advised by, and met, in executive sessions with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law.

The evaluation process with respect to the Adviser is an ongoing one. In evaluating the Agreement, the Board also took into account the Board’s knowledge, resulting from their meetings and other interactions throughout the year and past years, of Redwood, its services and the Fund.

In its consideration of the Agreement, the Board did not identify any single factor as controlling. Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Redwood related to the Agreement with the Trust, including the Agreement, a description of the firm, its history and the manner in which investment decisions are made and executed, copies of Redwood’s compliance policies and procedures, a review of the financial condition of Redwood, an overview of the personnel who perform services for the Fund, including any changes in key personnel, a representation from Redwood that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the Investment Company Act of 1940, as amended, from engaging in conduct prohibited by Rule 17j-1(b), a written risk assessment, and reports regarding the fees, expenses and performance record of the Fund as compared to other comparable mutual funds.

In reaching its conclusions, the Board first considered the circumstances regarding the termination of a former co-portfolio manager during the prior term of the Agreement and Redwood’s current organizational chart. The Board noted the addition of experienced staff in various areas, including with respect to management, research and operations, and sales and marketing. The Board considered that Redwood was appropriately staffed with qualified personnel. With respect to portfolio management, the Board considered that Redwood continues to employ quantitative and tactical investment strategies in the Fund that requires a level of sophistication to execute and that there have been no significant changes in Redwood’s investment strategies. The Board also considered that Redwood has an effective compliance program and has devoted appropriate resources to the firm’s information security and business continuity functions.

The Board concluded that Redwood had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures required to perform its duties under the Agreement and that the nature, overall quality and extent of the management services provided by Redwood to the Fund was satisfactory and reliable.

Redwood Managed Volatility Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2016

Performance. The Board considered the performance of the Fund. The Board considered the Fund’s performance compared to a group of funds selected by Lipper, Inc. (“Lipper”) at the Fund’s inception (the “Peer Group”). The Peer Group has similar investment strategies to those of the Fund, inclusive of certain adjustments made by Redwood to the Peer Group to include recent competitor funds. The Board noted that Lipper’s selection methodology was intended to identify funds with similar investment characteristics and goals within the broader universe of alternative strategy funds, and that the peers selected remained relevant and Redwood’s updates were applicable. The Board considered that the Fund’s return for the one year and two year periods ended May 31, 2016 outperformed the mean of the Peer Group, that the Fund displayed significant outperformance relative to its Peer Group for the year to date period ended May 31, 2016, and that for the period since inception, the Fund has underperformed as compared to the mean of the Peer Group. The Board also noted that the Fund’s downside deviation was less than the mean downside deviation of the Peer Group for the year to date and one year periods ended May 31, 2016, and marginally higher than the mean downside deviation of the Peer Group for the two year period. The Board similarly found that the Fund’s maximum drawdown outperformed the Peer Group mean for the year to date and one year periods ended May 31, 2016, but was less than the Peer Group mean for the two year period. The Board also considered that the Fund outperformed its benchmark, the BofA Merrill Lynch 3-5 Year Treasury Index, for the year to date period ended May 31, 2016, and underperformed its benchmark over the one and two year periods. The Board noted the Fund’s improved performance.

The Board noted that the Fund has not been in operation for a sufficient time period to establish a meaningful long-term performance record. However, based on Redwood’s presentation and the performance of the Fund, the Board concluded that Redwood’s performance was satisfactory and that Redwood was meeting its investment objectives.

Fees and Expenses. As to the costs of the services provided by Redwood, the Board considered a comparison of the Fund’s advisory fee and overall expenses to those of the Peer Group. The Board noted that Redwood had reduced the Fund’s advisory fee from 1.50% of the Fund’s average daily net assets to 1.25% effective August 1, 2015. The Board noted that the advisory fee was higher than that of the Peer Group mean, but was only marginally higher than the median and not the highest. The Board also considered the Fund’s expense ratio, noting that Redwood has agreed to limit net annual operating expenses to 1.74%, 1.99% and 1.50% of average daily net assets (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses) attributable to Class I, Class N and Class Y shares, respectively. The Board noted that the majority of the Fund’s assets are in Class Y shares, and that the net expense ratio of Class Y shares was lower than the Peer Group mean and median.

The Board took into account Redwood’s discussion of the Fund’s advisory fees and expenses. The Board also considered the Fund’s advisory fee rate as compared to advisory fees charged by Redwood to its separately managed accounts clients and private funds with similar investment mandates. The Board found that the advisory fee charged to the Fund was lower than the fees for those other accounts. The Board concluded that based on the information provided, the advisory fee of the Fund was reasonable and that the overall expense ratios of the Fund was acceptable.

Profitability. The Board considered Redwood’s profitability and whether these profits are reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by Redwood based on the average net assets of the Fund as of May 31, 2016, and discussed with Redwood its costs of managing the Fund and the allocation of time to the Fund as compared to Redwood’s other activities. The Board found that Redwood’s overall profits both in terms of dollar amount and as a percentage of Redwood’s advisory fee were not excessive given the direct and indirect costs of operating the Fund and that Redwood continued to reimburse operating expenses of the Fund. The Board concluded that Redwood’s level of profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Board considered whether Redwood would realize economies of scale with respect to its management of the Fund. The Board considered the profitability analysis included in the materials provided to the Board, and considered that based on the investment strategies of the Fund, Redwood expects that it

Redwood Managed Volatility Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2016

will reach capacity constraints at approximately $1 billion in aggregate assets (together with the Redwood Managed Volatility Portfolio, a separate mutual fund advised by Redwood with a similar investment mandate). The Board concluded that at current and expected asset levels, economies of scale are not a relevant consideration at this time; however the Board would revisit potential economies of scale in the future once the Fund has achieved sufficient scale.

Other Benefits. The Board considered the character and amount of other direct and incidental benefits to be received by Redwood from its association with the Fund. The Board considered that no affiliate of Redwood maintains a relationship with the Fund and Redwood did not anticipate receiving any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund.

Conclusion. The Board, having requested and received such information from Redwood as it believed reasonably necessary to evaluate the terms of the Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Agreement is in the best interests of the Fund and its shareholders. In considering the Agreement, the Board did not identify any one factor as all important and each Trustee may have considered different factors as more important.

Redwood Managed Volatility Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2016

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	117	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	117	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); Ramius Archview Credit and Distressed Fund (since 2015)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	12	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016))
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Professor (2016 to present) and Associate Professor, University of Washington School of Law (since 2014); Assistant Professor, University of Washington School of Law (2010-2014)	12	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016)

*	Information is as of September 30, 2016

**	The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

10/31/16 – Two Roads v2.2

Redwood Managed Volatility Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2016

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); and President and Manager, Blu Giant LLC (financial printer)(2004 - 2011)	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Vice President (2016 to Present) and Assistant Vice President, Gemini Fund Services, LLC, (2012 –2016); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (2012- present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present).	N/A	N/A

*	Information is as of October 31, 2016

**	The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-RED-FUND (733-3863).

10/31/16 – Two Roads v2.2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended April 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-852-8998 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-733-3863.

Investment Advisor
Redwood Investment Advisor, LLC
1117 S. Robertson Boulevard
Los Angeles, CA 90035

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2016	2015
Redwood Managed Volatility Fund	$14,000	$16,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2016	2015
Redwood Managed Volatility Fund	$3,500	$5,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended October 31, 2014.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended October 31, 2014 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
President,
Date: January 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
President
Date: January 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Treasurer
Date: January 5, 2017